--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  May 30, 2002


                          IKON Receivables Funding LLC
                          ----------------------------
             (Exact name of registrant as specified in its charter)



              Delaware                   333-71362               52-2652209
              --------                   ---------            ---------------
    (State or Other Jurisdiction     (Commission File         (I.R.S. Employer
          of Incorporation)               Number)            Identification No.)


              Attention: President                              31208
                 1738 Bass Road                                 -----
                  P.O. Box 9115                               (Zip Code)
                 Macon, Georgia
    (Address of Principal Executive Offices)


               Registrant's telephone number, including area code
                                 (912) 471-2300
                                 --------------
--------------------------------------------------------------------------------

                                    No change
                                    ---------
          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

Description of the Notes and the Leases

          IKON Receivables Funding, LLC (the "Registrant" or the "Issuer") has registered $2,500,000,000 in principal amount of Lease-Backed Notes for issuance on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (File No. 333-71362) (as amended, the "Registration Statement").

          Pursuant to the Registration Statement, the Registrant issued $634,800,000 in aggregate principal amount of its Lease-Backed Notes (the "Notes"), on May 30, 2002 (the "Closing Date").

          This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, forms of which were filed as Exhibits to the Registration Statement.

          The Notes were issued pursuant to an Indenture attached hereto as
Exhibit 4.1, dated as of May 1, 2002, among the Issuer, IOS Capital, LLC, as Servicer and BNY Midwest Trust Company, as Trustee.

          The primary assets of the Issuer are a pool of equipment leases (the "Leases"), a security interest in the underlying equipment and other property relating to the Leases, which were transferred to the Issuer on the Closing Date pursuant to the Assignment and Servicing Agreement attached hereto as Exhibit
10.1. As of the Closing Date, the Leases had the characteristics described in the Prospectus dated March 11, 2002, the Preliminary Prospectus Supplement previously filed with the Commission on May 20, 2002 pursuant to Rule 424(b)(3) of the Act and the Prospectus Supplement dated May 21, 2002 previously filed with the Commission on May 23, 2002 pursuant to Rule 424(b)(5) of the Act.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits:

          1.1 Underwriting Agreement, dated May 21, 2002, among the Issuer, IKON Receivables-2, LLC, IOS Capital, LLC, and Banc of America Securities LLC as Representative of the Underwriters.

          3.3 Limited Liability Company Agreement of the Issuer, dated as of October 9, 2001.

          4.1 Indenture, dated as of May 1, 2002 among the Issuer, BNY Midwest Trust Company, as Trustee, and IOS Capital ,LLC, as Servicer.

          4.2 Certificate Guaranty Insurance Policy, dated May 30, 2002, issued and delivered by Ambac Assurance Corporation.

          5.1 Opinion of Dewey Ballantine LLP regarding legality of the registered securities.*

          8.1  Opinion of Dewey Ballantine LLP regarding tax matters.*

          10.1 Assignment and Servicing Agreement, dated as of May 1, 2002, among the Issuer, IKON Receivables-2, LLC, and IOS Capital, LLC, as Originator and Servicer.

          10.2 Indemnification Agreement, dated May 30, 2002, among Banc of America Securities LLC, Lehman Brothers Inc. and First Union Securities LLC, as Underwriters (the "Underwriters"), and Ambac Assurance Corporation, as Insurer.

          10.3 Insurance and Indemnity Agreement, dated May 30, 2002, among IOS Capital, LLC, as Originator and Servicer, the Issuer, IKON Receivables-2, LLC, and Ambac Assurance Corporation, as Insurer.

          23.1 Consent of KPMG LLP regarding references in the Prospectus Supplement to financial statements of Ambac Assurance Corporation, and KPMG's report.**

          25.1 Statement of Eligibility of Indenture Trustee.**

          * Previously filed on Form S-3 with the Securities and Exchange Commission on October 10, 2001.

          ** Previously filed on Form 8-K with the Securities and Exchange Commission on May 23, 2002.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    IKON Receivables Funding, LLC

                                    By: IKON Receivables Funding, Inc.,
                                        its Manager



                                    By: /s/ J.F. Quinn
                                        ----------------------------------
                                        Name:  J.F. Quinn
                                        Title: Treasurer


Dated: June 12, 2002

                                  EXHIBIT INDEX

   Exhibit No.     Description
        1.1        Underwriting Agreement, dated May 21, 2002, among the Issuer,
                   IKON Receivables-2, LLC, IOS Capital, LLC, and Banc of
                   America Securities LLC as Representative of the Underwriters.

        3.3 Limited Liability Company Agreement of the Issuer, dated as of October 9, 2001.

        4.1 Indenture, dated as of May 1, 2002 among the Issuer, BNY Midwest Trust Company, as Trustee, and IOS Capital LLC, as Servicer.

        4.2 Certificate Guaranty Insurance Policy, dated May 30, 2002, issued and delivered by Ambac Assurance Corporation.

        5.1 Opinion of Dewey Ballantine LLP regarding legality of the registered securities.*

        8.1        Opinion of Dewey Ballantine LLP regarding tax matters.*

       10.1 Assignment and Servicing Agreement, dated as of May 1, 2002, among the Issuer, IKON Receivables-2, LLC, and IOS Capital, LLC, as Originator and Servicer.

       10.2 Indemnification Agreement, dated May 30, 2002, among Banc of America Securities LLC, Lehman Brothers Inc. and First Union Securities LLC, as Underwriters (the "Underwriters"), and Ambac Assurance Corporation, as Insurer.

       10.3 Insurance and Indemnity Agreement, dated May 30, 2002, among IOS Capital, LLC, as Originator and Servicer, the Issuer, IKON Receivables-2, LLC, and Ambac Assurance Corporation, as Insurer.

       23.1 Consent of KPMG LLP regarding references in the Prospectus Supplement to financial statements of Ambac Assurance Corporation, and KPMG's report.**

       25.1        Statement of Eligibility of Indenture Trustee.**


                   * Previously filed on Form S-3 with the Securities and Exchange Commission on October 10, 2001.

                   ** Previously filed on Form 8-K with the Securities and Exchange Commission on May 23, 2002.